The AAL Mutual Funds

Supplement dated November 1, 2001, to the Equity, Index and Balanced Funds and Fixed-Income Funds Prospectuses dated July 17, 2001, for The AAL Mutual Funds.

Financial Footstep Program

We offer access to the Financial Footsteps Program for members who are saving for their children’s education. This group includes, but is not limited to, individuals with accounts registered under the Uniform Transfer to Minors Act (UTMA), Uniform Gifts to Minors Act (UGMA) or as a Coverdell Education Savings Account. The program provides additional services and benefits for participants; including educational information, games and financial information. This program is available to all members. Your AAL representative can provide more information about this program.